EXHIBIT 10.14

Confidential Treatment
Requested Pursuant to Rule 24b-2

AMENDMENT N°11

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

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AMENDMENT N°11 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°11 (the “Amendment N°11”) dated 2 June 2016 is made

BETWEEN:

AIRBUS S.A.S., a  société par actions simplifiée, created and existing under French law having its registered office at 1 Rond‑Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.   The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 on the 10th May 2012 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   The Buyer and the Seller have signed an amendment N°1 to the Purchase Agreement on the 28th December 2012 for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft referred to as “Amendment N°1”.

C.    The Seller and the Buyer have signed an amendment N°2 to the Purchase Agreement on the 14th July 2014 to (i) [*] and (ii) [*] referred to as “Amendment N°2”.

D.    The Buyer and the Seller have signed an amendment N°3 to the Purchase Agreement on 14th July 2014 for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft referred to as “Amendment N°3”.

E.    The Buyer and the Seller have signed an amendment N°4 to the Purchase Agreement on 10th October 2014 for [*] referred to as “Amendment N°4”.

F.     The Buyer and the Seller have signed an amendment N°5 to the Purchase Agreement on 3rd March 2015 for the cancellation of sixty (60) Amendment 3 NEO Aircraft and for the manufacture and sale by the Seller and purchase by the Buyer of ninety (90) incremental A321 NEO Family aircraft referred to as “Amendment N°5”.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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G.     The Buyer and the Seller have signed an amendment N°6 to the Purchase Agreement on 18th March 2015 to [*] referred to as “Amendment N°6”.

H.    The Buyer and the Seller have signed an amendment N°7 to the Purchase Agreement on 09th November 2015 in order to [*] referred to as “Amendment N°7”.

I.      The Buyer and the Seller have signed an amendment N°8 to the Purchase Agreement on 08th January 2016 in order to [*] referred to as “Amendment N°8”.

J.      The Buyer and the Seller have signed an amendment N°9 to the Purchase Agreement on 04th April  2016  in order to [*] referred to as “Amendment N°9”.

K.     The Buyer and the Seller have signed an amendment N°10 to the Purchase Agreement on 12 April 2016 in order in order to [*] referred to as “Amendment N°10”.

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

L.     The Parties have now decided to enter into an amendment N°11 (the “Amendment N°11”) in order to [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°11. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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NOW IT IS HEREBY AGREED AS FOLLOWS:

1.           [*]

1.1         [*]

1.2         With respect to [*] Aircraft bearing CAC ID [*], the Parties agree that, [*]:

(i)         This Amendment N°11 shall be executed by both Parties on or before [*],

(ii)         the CDF Date (as this term is defined in the Purchase Agreement) shall be achieved no later than [*], and

(iii)        the following customization milestones shall be achieved in the below indicated timeframe:

[*]

1.3         [*], the Parties hereby agree that the table in Clause 9.1 of the Agreement, as may have been amended from time to time, is hereby deleted in its entirety and replaced by the one set forth in Appendix 1 hereto.

1.4         [*]

2.           INCONSISTENCY AND CONFIDENTIALITY

2.1         In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°11, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

2.2        This Amendment N°11 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

2.3         This Amendment N°11 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

3.           COUNTERPARTS

This Amendment N°11 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

4.           LAW AND JURISDICTION

The provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°11 as if the same were set out in full herein, mutatis mutandis.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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IN WITNESS WHEREOF this Amendment N°11 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Grant Levy	By: /s/ Christophe Mourey

Its: Executive Vice President	Its: Senior Vice President Contracts

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APPENDIX 1

A320 NEO PA
CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type	Engine Type
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*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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APPENDIX 1

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*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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APPENDIX 1

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*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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